1 Portfolio Update Meeting December 10, 2021 Exhibit 99.1

W W W . K B S . C O M The information contained herein should be read in conjunction with, and is qualified by, the information in KBS Real Estate Investment Trust II’s (the “Company” or “KBS REIT II”) Annual Report on Form 10-K for the year ended December 31, 2020 (the “Annual Report”), and in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2021 (the “Quarterly Report”), including the “Risk Factors” contained therein. Certain statements contained herein may be deemed to be forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management. You should interpret many of the risks identified in this presentation and in our Annual Report and Quarterly Reports as being heightened as a result of the ongoing and numerous adverse impacts of the COVID-19 pandemic. On March 5, 2020, KBS REIT II’s stockholders approved the sale of all of KBS REIT II’s assets and its dissolution pursuant to the terms of KBS REIT II’s plan of complete liquidation and dissolution (the “Plan of Liquidation”). There are many factors that may affect the amount of liquidating distributions ultimately paid to KBS REIT II’s stockholders, including the ultimate sale price of each asset and the actual liquidation timing, changes in market demand for office properties, the amount of taxes, fees and expenses relating to the liquidation, and unanticipated or contingent liabilities that could arise. No assurance can be given as to the amount or timing of liquidating distributions. Forward-Looking Statements 2 Important Disclosures

W W W . K B S . C O M The COVID-19 pandemic, together with the resulting measures imposed to help control the spread of the virus, has had a negative impact on the economy and business activity globally. The COVID-19 pandemic is negatively impacting almost every industry, including the U.S. office real estate industry and the industries of KBS REIT II’s tenants, directly or indirectly. The extent to which the COVID-19 pandemic impacts the Company’s operations and those of its tenants and the Company’s implementation of the Plan of Liquidation, depends on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, among others. Given the uncertainty and current business disruptions as a result of the outbreak of COVID-19, the Company’s implementation of the Plan of Liquidation may be materially and adversely impacted. Actual events may cause the value and returns on the Company’s investments to be less than that used for purposes of the Company’s estimated range of liquidating distributions as of March 11, 2021 and estimated net assets in liquidation as of September 30, 2021. For a full description of the methodologies, limitations and assumptions used in the calculation of the estimated liquidation value of the Company’s assets and liabilities, see the Company’s Annual Report and Quarterly Report. As with any valuation methodology, the methodologies used are based upon a number of estimates and assumptions that may not be accurate or complete. Moreover, the Company did not obtain appraisals in connection with the valuations. Even small changes to these assumptions could result in significant differences in the estimated range of liquidating distributions as of March 11, 2021. The statements herein also depend on factors such as: future economic, competitive and market conditions; the Company’s ability to maintain and/or improve occupancy levels and rental rates at its real estate properties; the Company’s ability to sell its real estate properties at the times and at the prices it expects; the Company’s ability to successfully negotiate modifications, extensions or any needed refinancing of its debt obligations; the Company’s ability to successfully implement the Plan of Liquidation; and other risks identified in the Annual Report and the Quarterly Reports. Forward-Looking Statements 3 Important Disclosures (cont.)

W W W . K B S . C O M 4 On March 11, 2021, our board of directors approved an estimated range of remaining liquidating distributions per share as of December 31, 2020 of $1.91 to $2.24 1. When the March 11, 2021 estimated range of remaining liquidating distributions per share is added to aggregate liquidating distributions of $1.40 per share paid from March 5, 2020 through September 30, 2021, the resulting aggregate estimated range of liquidating distributions under the Plan of Liquidation is $3.31 to $3.64 per share 2. Net Assets in Liquidation As of September 30, 2021 The Company adopted the liquidation basis of accounting as of and for the periods subsequent to February 1, 2020. The net assets in liquidation as of September 30, 2021 represents the remaining estimated liquidation value available to stockholders upon liquidation. Due to the uncertainty in the timing of the sale of the Company's remaining real estate properties and the estimated cash flows from operations, actual liquidation costs and sale proceeds may differ materially from the amounts estimated. Estimated Net Assets in Liquidation September 30, 2021 Real Estate $1.91 Other Assets 0.70 Total Assets $2.61 Notes Payable $0.46 Liabilities for estimated costs in excess of estimated receipts during liquidation 0.14 Liabilities for estimated closing costs and disposition fees 0.04 Other Liabilities 0.03 Total Liabilities $0.67 Estimated Net Assets in Liquidation3 $1.94 Liquidating Distributions Paid as of September 30, 2021 $1.40 Estimated Net Assets in Liquidation plus Liquidating Distributions Paid $3.34 1 See the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 for more information. 2 As disclosed in the Company’s definitive proxy statement filed with the SEC on December 9, 2019, the initial estimated range in liquidating distributions was $3.40 to $3.83 per share. 3 A fourth liquidating distribution of $0.50 per share was paid on October 5, 2021, which reduced the Company’s remaining estimated net assets in liquidation to $1.44 per share subsequent to September 30, 2021.

W W W . K B S . C O M 5 Liquidation Update & Liquidating Distributions Liquidation Distribution History as of December 1, 2021 Amount Record Date Payment Date 1st Liquidating Distribution $0.75 March 5, 2020 March 10, 2020 2nd Liquidating Distribution $0.25 August 3, 2020 August 7, 2020 3rd Liquidating Distribution $0.40 December 24, 2020 December 30, 2020 4th Liquidating Distribution $0.50 October 1, 2021 October 5, 2021 Total Liquidating Distributions $1.90 Pursuant to the Plan of Liquidation, since March 5, 2020, the board of directors has approved aggregate liquidating distributions of $1.90/share to stockholders as of December 1, 2021. We expect to continue to pay liquidating distribution payments to our stockholders through the completion of our liquidation process and to pay the final liquidating distribution after we sell all of our assets, pay all of our known liabilities and provide for unknown liabilities. The net proceeds from the sales of Granite Tower and Fountainhead Plaza on September 3, 2021 and September 20, 2021, respectively, allowed the board to authorize a $0.50 per share fourth liquidating distribution on September 29, 2021, which was paid on October 5, 2021. Fourth Liquidating Distribution

W W W . K B S . C O M 6 Stockholder Distributions Distribution History per share as of December 1, 2021 Ordinary Distributions Special Distributions Total Distributions First Investor 2 $5.39 $6.90 $12.29 Last Investor 3 $3.83 $6.90 $10.73 The chart below displays a first and last investor’s total distribution history as of December 1, 20211. 1 Assumes all distributions received in cash, i.e does not reflect cash distributions for dividend reinvestment plan participants. 2 Reflects cash payment amounts (all distributions paid per share since investment in the initial public offering) for a stockholder that invested on June 24, 2008 and did not participate in the dividend reinvestment plan. 3 Reflects cash payment amounts (all distributions paid per share since investment in the initial public offering) for a stockholder that invested on December 31, 2010 and did not participate in the dividend reinvestment plan.

W W W . K B S . C O M 7 Property Updates

W W W . K B S . C O M 8 Granite Tower Disposition Granite Tower Denver, CO Size: 593,527 square feet On September 3, 2021, the Company sold Granite Tower for a gross sale price of $203.5 million before closing credits, third-party closing costs and disposition fees. The net proceeds were approximately $76.0 million after a debt paydown of $95.4 million. The sale was completed at a price consistent with the June 2021 liquidation value of the property.

W W W . K B S . C O M 9 Fountainhead Plaza Disposition On September 20, 2021, the Company sold Fountainhead Plaza for a gross sale price of $117.5 million before closing credits, third-party closing costs and disposition fees. The net proceeds were approximately $53.8 million after a debt paydown of $61.5 million. The sale was completed at a price consistent with the June 2021 liquidation value of the property. Tempe, AZ Size: 445,957 square feet

W W W . K B S . C O M 10 Corporate Technology Centre Disposition On November 23, 2021, the Company sold Corporate Technology Centre (300 Holger Building) for a gross sale price of $35.0 million before closing credits, third- party closing costs and disposition fees. The sale was completed at a price consistent with the September 2021 liquidation value of the property. 300 Holger San Jose, CA Size: 99,870 square feet

W W W . K B S . C O M 11 KBS REIT II Disposition Update Union Bank Plaza Los Angeles, CA Size: 701,888 square feet Status: We have signed the access agreement and are negotiating a purchase and sale agreement with a potential buyer. The potential buyer is currently working through due diligence. We anticipate a closing in the first quarter of 2022. Willow Oaks Corporate Center Fairfax, VA Size: 584,147 square feet Status: We have selected a buyer and the due diligence period has expired under the purchase and sale agreement with a sale price of $106.0 million before credits and closing costs. We anticipate closing in December 2021.

W W W . K B S . C O M Liquidation Timeline Substantially complete liquidation within 24 months from March 5, 2020, the day our stockholders approved the Plan of Liquidation. 12 Obtain Shareholder vote on liquidation - completed on March 5, 2020. Made 1st ,2nd , 3rd and 4th liquidating distributions in March, August and December 2020 and October 2021 Continue to execute liquidation plan, making periodic liquidating distributions

13 Q&A For additional questions, contact KBS Capital Markets Group Investor Relations (866) 527-4264